EXHIBIT 10.2

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                           ACCESS DIGITAL MEDIA, INC.
                               CHRISTIE/AIX, INC.
                          55 Madison Avenue, Suite 300
                          Morristown, New Jersey 07960
                                  973-290-0080







                                     August 31, 2005




CHRISTIE DIGITAL SYSTEMS USA, INC.
10550 Camden Drive
Cypress, California 90360
Attention:   Mr. John M. Kline
             President and Chief Operating Officer

Dear Mr. Kline:

          Reference is hereby made to that certain Digital Cinema Framework Agreement dated as of June 15, 2005 by and among ACCESS INTEGRATED TECHNOLOGY, INC., a Delaware corporation, ACCESS DIGITAL MEDIA, [NC., a Delaware corporation, CHRISTIE/AIX, INC., a Delaware corporation, and CHRISTIE DIGITAL SYSTEMS USA, INC., a California corporation (the "Framework Agreement").

          The parties hereto hereby amend the Framework Agreement as follows:

          (1) In SECTION 13.03(B) of the Framework Agreement, the date "August 31, 2005" shall be deleted and replaced with "September 30, 2005"; and

          (2) In SECTION 13.04 Of the Framework Agreement, the date "August 31, 2005" shall be deleted and replaced with "September 30, 2005."

          This letter agreement amends only the matters specifically set forth herein, and this letter agreement is not intended to otherwise amend, modify or waive any other term, condition or other provision of the Framework Agreement or the rights or obligations of the parties under the Framework Agreement.

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CHRISTIE DIGITAL SYSTEMS USA,INC.
August 31, 2005
Page 2 of 2



          This  letter   agreement  shall  be  governed  by,  and  construed  in
accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.


          This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

          If this letter agreement is consistent with your understanding of the subject matter hereof, please so confirm by executing this letter agreement.

                                       Very truly yours,

                                       ACCESS INTEGRATED
                                       TECHNOLOGIES, INC.

                                           /S/ A. DALE MAYO
                                       By:-----------------------
                                           Name:    A. Dale Mayo
                                           Title:   CEO



                                       ACCESS DIGITAL MEDIA, INC.

                                           /S/ A. DALE MAYO
                                       By:-----------------------
                                           Name:    A. Dale Mayo
                                           Title:   CEO



                                       CHRISTIE/AIX, INC.

                                           /S/ A. DALE MAYO
                                       By: -----------------------
                                           Name:    A. Dale Mayo
                                           Title:   CEO



Acknowledged and agreed as of this 31st
day of August, 2005



CHRISTIE DIGITAL SYSTEMS USA, INC.


By: /S/JOHN M. KLINE
    ------------------------------------
    Name:  John M. Kline
    Title: President/COO